Exhibit 10.1

WAIVER AGREEMENT

THIS WAIVER AGREEMENT is entered into as of July 29, 2008 by and among MONACO COACH CORPORATION, a Delaware corporation, SIGNATURE MOTORCOACH RESORTS, INC., a Delaware corporation formerly known as MCC Acquisition Corporation, OUTDOOR RESORTS OF LAS VEGAS, INC., a Nevada corporation, OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC., a California corporation, NAPLES MOTORCOACH RESORT, INC., a Florida corporation formerly known as Outdoor Resorts of Naples, Inc., R-VISION HOLDINGS LLC, a Delaware limited liability company, R-VISION, INC., an Indiana corporation, R-VISION MOTORIZED LLC, an Indiana limited liability company, BISON MANUFACTURING, LLC, an Indiana limited liability company, ROADMASTER LLC, an Indiana limited liability company, LA QUINTA MOTORCOACH RESORT, INC., a California corporation, PORT OF THE ISLES MOTORCOACH RESORT, INC., a Florida corporation, and SIGNATURE RESORTS OF MICHIGAN, INC., a Michigan corporation, (each of the foregoing parties individually referred to as “Borrower” and all collectively referred to as “Borrowers”), each of the Lenders signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as the Administrative Lender.

WHEREAS, Borrowers, Lenders and Administrative Lender are parties to that certain Third Amended and Restated Credit Agreement dated November 18, 2005 (as previously amended, the “Credit Agreement”);

WHEREAS Borrowers failed to comply with the requirements of Sections 10.1, 10.3 and 10.4 of the Credit Agreement as of Parent’s second fiscal quarter of 2008 (collectively, the “Existing Defaults”); and

WHEREAS, the parties desire to waive the Existing Defaults on the terms set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers, Lenders and Administrative Lender hereby agree as follows:

1.             Definitions.    All capitalized terms used but not defined herein shall have the meaning attributed to them in the Credit Agreement.

2.             Borrowers’ Acknowledgments.    Each Borrower hereby acknowledges and agrees as follows:  (a) it is obligated to Lenders pursuant to the Loan Documents; (b) the Loan Documents are legal, valid and binding obligations of Borrower enforceable in accordance with their terms; and (c) it has no defense, offset, claim or counterclaim with respect to any of the Loan Documents or its obligations thereunder.

3.             Waiver.    The Existing Defaults are hereby waived.  This Waiver Agreement is not intended to be and is not a waiver by any Lender of any Default other than the Existing Defaults.  Lenders’ willingness to grant the waiver set forth above shall not be construed as a willingness by any Lender to grant any subsequent waiver of any of Borrowers’ obligations to any Lender.  All of the provisions of the Credit Agreement and the other Loan Documents remain in full force and effect.

4.             GENERAL RELEASE.    IN CONSIDERATION OF THE BENEFITS PROVIDED TO EACH BORROWER UNDER THE TERMS AND PROVISIONS HEREOF, EACH BORROWER HEREBY AGREES AS FOLLOWS (“GENERAL RELEASE”):

(A)         EACH BORROWER, FOR ITSELF AND ON BEHALF OF ITS RESPECTIVE SUCCESSORS AND ASSIGNS, DOES HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE LENDERS, ALL OF LENDERS’ PREDECESSORS IN INTEREST, AND ALL OF LENDERS’ PAST AND PRESENT OFFICERS, DIRECTORS, ATTORNEYS, AFFILIATES, EMPLOYEES AND AGENTS, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES, INDEBTEDNESS, BREACHES OF CONTRACT, BREACHES OF DUTY OR OF ANY RELATIONSHIP, ACTS, OMISSIONS, MISFEASANCE, MALFEASANCE, CAUSES OF ACTION, DEFENSES, OFFSETS, DEBTS, SUMS OF MONEY, ACCOUNTS, COMPENSATION, CONTRACTS, CONTROVERSIES, PROMISES, DAMAGES, COSTS, LOSSES AND EXPENSES, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH (EACH, A “RELEASED CLAIM” AND COLLECTIVELY, THE “RELEASED CLAIMS”), THAT BORROWER NOW HAS OR MAY ACQUIRE AS OF THE DATE HEREOF (THE “RELEASE DATE”), INCLUDING WITHOUT LIMITATION, THOSE RELEASED CLAIMS IN ANY WAY ARISING OUT OF, CONNECTED WITH OR RELATED TO ANY AND ALL PRIOR CREDIT ACCOMMODATIONS, IF ANY, PROVIDED BY ANY LENDER, OR ANY OF LENDERS’ PREDECESSORS IN INTEREST, TO BORROWER, AND ANY AGREEMENTS, NOTES OR DOCUMENTS OF ANY KIND RELATED THERETO OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY, OR ANY OTHER AGREEMENT OR DOCUMENT REFERRED TO HEREIN OR THEREIN.

(B)         EACH BORROWER HEREBY ACKNOWLEDGES, REPRESENTS AND WARRANTS TO LENDERS THAT:  (i) IT AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND RELEASED CLAIMS WHICH ARE RELEASED BY THE PROVISIONS OF THIS GENERAL RELEASE IN FAVOR OF LENDERS, AND EACH BORROWER HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY LAW WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND RELEASED CLAIMS; (ii) IT HAS HAD AN OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE

CONCERNING THE LEGAL CONSEQUENCES OF EACH OF THE PROVISIONS OF THIS GENERAL RELEASE; (iii) NONE OF THE PROVISIONS OF THIS GENERAL RELEASE SHALL BE CONSTRUED AS OR CONSTITUTE AN ADMISSION OF ANY LIABILITY ON THE PART OF ANY LENDER OR OTHER PERSON RELEASED HEREBY; (iv) THE PROVISIONS OF THIS GENERAL RELEASE SHALL CONSTITUTE AN ABSOLUTE BAR TO ANY RELEASED CLAIM OF ANY KIND, WHETHER ANY SUCH RELEASED CLAIM IS BASED ON CONTRACT, TORT, WARRANTY, MISTAKE OR ANY OTHER THEORY, WHETHER LEGAL, STATUTORY OR EQUITABLE; AND (v) ANY ATTEMPT TO ASSERT A RELEASED CLAIM BARRED BY THE PROVISIONS OF THIS GENERAL RELEASE SHALL SUBJECT BORROWER TO THE PROVISIONS OF APPLICABLE LAW SETTING FORTH THE REMEDIES FOR THE BRINGING OF GROUNDLESS, FRIVOLOUS OR BASELESS CLAIMS OR CAUSES OF ACTION.

5.             Fees.    Upon execution of this Waiver Agreement, Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender executing this Waiver Agreements, a fee of $326,785.70.  In addition, Borrowers shall pay to Administrative Lender, for Administrative Lender’s own account, the fee set forth in that certain fee letter from U.S. Bank to Borrower’s Agent of even date herewith.

6.             Effective Date.    Upon payment of the fees set forth above, this Waiver Agreement shall be effective as of the date first written above.

7.             Miscellaneous.

7.1          This Waiver Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page of this Waiver Agreement by fax or in PDF format by email shall be effective as delivery of a manually executed counterpart hereof.

7.2          EACH OF BORROWERS, ADMINISTRATIVE LENDER AND LENDERS HEREBY:  (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE DISTRICT OF OREGON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THIS WAIVER AGREEMENT; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A

FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

7.3           EACH OF BORROWERS, ADMINISTRATIVE LENDER AND LENDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS WAIVER AGREEMENT, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY OF THE LOAN DOCUMENTS.  A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

7.4           This Waiver Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, Borrowers, Lenders and Administrative Lender have executed this Waiver Agreement and Waiver Agreement as of the date first above written.

MONACO COACH CORPORATION		SIGNATURE MOTORCOACH RESORTS, INC.

By:	/s/: P. Martin Daley	By:	/s/: John Nepute
Title:VP/CFO/Treasurer		Title: VP/Treasurer

OUTDOOR RESORTS OF LAS VEGAS, INC.		OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title:VP/CFO/Treasurer and Director		Title: VP/CFO/Treasurer and Director

NAPLES MOTORCOACH RESORT, INC.		R-VISION HOLDINGS LLC

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/Treasurer

R-VISION, INC.		R-VISION MOTORIZED LLC By: R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/Treasurer		Title: VP/Treasurer

BISON MANUFACTURING, LLC By: R-Vision Holdings LLC, its manager		ROADMASTER LLC By: R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/Treasurer		Title: VP/Treasurer

LA QUINTA MOTORCOACH RESORT, INC.		PORT OF THE ISLES MOTORCOACH RESORT, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/Treasurer

SIGNATURE RESORTS OF MICHIGAN, INC.		U.S. BANK NATIONAL ASSOCIATION

By:	/s/: P. Martin Daley	By:	/s/: Oran Coffin
Title: VP/Treasurer		Title: Vice President

NATIONAL CITY BANK OF INDIANA		BANK OF AMERICA, N.A.

By:	/s/: David G. McNeely	By:	/s/: Michael Snook
Title: Senior Vice President		Title: Vice President

BANK OF THE WEST		WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/: Brett German	By:	/s/: Mark Tatum
Title: Vice President		Title: Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION		UNION BANK OF CALIFORNIA, N.A.

By:	/s/:	By:	/s/: Mike W. Hart
Title: Credit Director		Title: Senior Vice President